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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 2)



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 18, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)



          DELAWARE                                1-4300                               41-0747868
(State or Other Jurisdiction                   (Commission                          (I.R.S. Employer
     of Incorporation)                         File Number)                      Identification Number)



                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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The undersigned registrant, Apache Corporation ("Apache"), hereby amends Item 7.
"Financial Statements, Pro Forma Financial Information and Exhibits" of its Current Report on Form 8-K, dated March 18, 2003 and filed on April 17, 2003, as follows:


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      FINANCIAL STATEMENT OF BUSINESSES ACQUIRED.
         ------------------------------------------



Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the "BP Properties") purchased by Apache Corporation from subsidiaries of BP p.l.c. (referred to collectively as "BP") for the year ended December 31, 2002, and the related notes thereto, together with the Report of Independent Auditors of Ernst & Young LLP concerning the Statement and related notes. Copies of such Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties are attached hereto as Exhibit 99.4.



(b)      PRO FORMA FINANCIAL INFORMATION.
         -------------------------------



Unaudited Pro Forma Consolidated Condensed Statement of Operations of Apache Corporation and Subsidiaries, for the quarter ended March 31, 2003, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries, as of March 31, 2003, and the related notes thereto, to show the pro forma effects of Apache's acquisition of the BP Properties. Copies of such financial statements are attached hereto as Exhibit 99.5. The financial statements contained in Exhibit 99.5 incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002.



(c)      EXHIBITS.
         --------



EXHIBIT NO.       DESCRIPTION
-----------       -----------
2.1               Purchase and Sale Agreement, dated January 11, 2003, by and between Apache Corporation, as Buyer, and BP Exploration &
                  Production Inc., as Seller (incorporated by reference to Apache's Current Report on Form 8-K dated January 11, 2003, filed on January 13, 2003, SEC File No. 1-4300).


2.2 Sale and Purchase Agreement, dated January 11, 2003, by and between Apache North Sea Limited, as Buyer, and BP Exploration Operating Company Limited, as Seller (incorporated by reference to Apache's Current Report on Form 8-K dated January 11, 2003, filed on January 13, 2003, SEC File No. 1-4300).


*23.1             Consent of Ernst & Young LLP.



**99.1 Press Release, dated March 18, 2003, "Apache Closes Purchase of Gulf of Mexico Assets From BP."




                                       1

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**99.2            Press Release, dated April 2, 2003, "Apache Closes UK North
                  Sea Acquisition From BP."


99.3 Final Prospectus Supplement dated January 22, 2003 (incorporated by reference to Apache's filing pursuant to Rule 424(B)(2) on January 17, 2003, Registration Nos. 333-75633 and 333-32580).


*99.4 Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the "BP Properties") purchased by Apache Corporation from subsidiaries of BP p.l.c. (referred to collectively as "BP") for the year ended December 31, 2002, and the related notes thereto, together with the Report of Independent Auditors of Ernst & Young LLP concerning the Statement and related notes.



*99.5 Unaudited Pro Forma Consolidated Condensed Statement of Operations of Apache Corporation and Subsidiaries, for the quarter ended March 31, 2003, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries, as of March 31, 2003, and the related notes thereto, to show the pro forma effects of Apache's acquisition of the BP Properties. The financial statements contained herein incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002.



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*  filed herewith
** previously filed



                                       2
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        APACHE CORPORATION



Date: January 23, 2004                  /s/ Eric L. Harry
                                        ----------------------------------------
                                            Eric L. Harry
                                            Vice President and Associate General
                                            Counsel



                                       3
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                                INDEX TO EXHIBITS



EXHIBIT NO.       DESCRIPTION
-----------       -----------
2.1               Purchase and Sale Agreement, dated January 11, 2003, by and between Apache Corporation, as Buyer, and BP Exploration &
                  Production Inc., as Seller (incorporated by reference to Apache's Current Report on Form 8-K dated January 11, 2003, filed on January 13, 2003, SEC File No. 1-4300).


2.2 Sale and Purchase Agreement, dated January 11, 2003, by and between Apache North Sea Limited, as Buyer, and BP Exploration Operating Company Limited, as Seller (incorporated by reference to Apache's Current Report on Form 8-K dated January 11, 2003, filed on January 13, 2003, SEC File No. 1-4300).


*23.1             Consent of Ernst & Young LLP.



**99.1 Press Release, dated March 18, 2003, "Apache Closes Purchase of Gulf of Mexico Assets From BP."



**99.2 Press Release, dated April 2, 2003, "Apache Closes UK North Sea Acquisition From BP."


99.3 Final Prospectus Supplement dated January 22, 2003 (incorporated by reference to Apache's filing pursuant to Rule 424(B)(2) on January 17, 2003, Registration Nos. 333-75633 and 333-32580).


*99.4 Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the "BP Properties") purchased by Apache Corporation from subsidiaries of BP p.l.c. (referred to collectively as "BP") for the year ended December 31, 2002, and the related notes thereto, together with the Report of Independent Auditors of Ernst & Young LLP concerning the Statement and related notes.



*99.5 Unaudited Pro Forma Consolidated Condensed Statement of Operations of Apache Corporation and Subsidiaries, for the quarter ended March 31, 2003, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries, as of March 31, 2003, and the related notes thereto, to show the pro forma effects of Apache's acquisition of the BP Properties. The financial statements contained herein incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002.



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*  filed herewith
** previously filed